UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): July 21, 2005

                             Aztec Oil & Gas, Inc.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                   000-32015                87-0439834
----------------------------       ------------           -------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


        770 South Post Oak Lane, Suite 435, Houston, Texas       77056
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            (Address of principal executive offices)           (zip code)

                  Issuers telephone number:  (713) 877-9800
                                             --------------

                                Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Event

On July 21, 2005, Aztec Oil & Gas (the "Registrant") was informed by its auditor, Malone & Bailey, PC, that the Registrant will need to restate its Second Quarter financials for the period ending February 28, 2005. The revenues reported in the Registrant's Quarterly Report on Form 10-QSB were under reported. As soon as the Registrant receives its restated financials from its auditor, the Registrant will file an amended Form 10-QSB for the Quarter ended February 28, 2005.

This past week, the Registrant filed its most recent Quarterly Report on Form 10-QSB for the Quarter ended May 31, 2005. In this Third Quarter Report, the nine month period ending May 31, 2005, properly reflects year-to-date revenues. The Registrant's Second Quarter report needs to be amended to properly reflect the underreported income for the six month period ending February 28, 2005..



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AZTEC OIL & GAS, INC.
                                        ------------------------------
                                                (Registrant)


Dated:  July 25, 2005                    /s/ Kenneth E. Lehrer
                                        ---------------------------
                                             Kenneth E. Lehrer
                                             Chief Financial Officer




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